Exhibit 10.1

CLEARSIGN TECHNOLOGIES CORPORATION

AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This Amendment to the Securities Purchase Agreement (this “Amendment”), dated as of April 22, 2024, is made by and between ClearSign Technologies Corporation, a Delaware corporation (the “Company”), and Andrew Schwartzberg, an individual (the “Purchaser”). Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Original SPA (as defined below).

WHEREAS, the Company and Purchaser are parties to that certain Securities Purchase Agreement, dated as of April 19, 2024 (the “Original SPA”);

WHEREAS, the parties desire to revise the allocation of the Purchaser’s Subscription Amount between Common Units and Pre-Funded Units as set forth herein, and effect certain other amendments to the Original SPA, in each case on the terms and subject to the conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and with the intent to be legally bound, the parties hereto hereby agree as follows:

1.	The allocation of the Purchaser’s Subscription Amount as set forth on the signature page of the Original SPA is hereby amended and restated as follows:

Common Unit Subscription Amount:	$2,081,029.85
Common Shares:	2,249,763
Common Warrants:	3,374,643

Pre-funded Unit Subscription Amount:	$2,918,653.29
Pre-funded Warrants:	3,155,642
Common Warrants:	4,733,463

2.	The reference to “$1.83” in the definition of “Per Pre-funded Unit Purchase Price” in Section 1.1 of the Original SPA is hereby replaced with a reference to “$1.8498”.

3.	Section 3.1(h) of the Original SPA is hereby amended by adding a reference to “, as required by the terms of the Warrants,” immediately before the reference to “reserved for issuance” in the last sentence thereof.

4.	Section 4.5 of the Original SPA is hereby amended by adding the reference to “, or in the case of Warrant Shares as of the Initial Exercise Date (as defined in the Warrants),” immediately after the reference to “the date hereof”.

5.	Section 6(d) of Exhibit C (Form of Common Warrant) to the Original SPA is hereby amended by replacing the reference to “during the period the Warrant is outstanding” with a reference to “from the Initial Exercise Date until the date this Warrant is no longer outstanding”.

6.	Wherever the terms and conditions of this Amendment and the terms and conditions of the Original SPA are in conflict, the terms and conditions of this Amendment shall be deemed to supersede the conflicting terms and conditions of the Original SPA. Unless expressly amended by this Amendment, the terms and conditions of the Original SPA shall remain in full force and effect.

7.	All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

8.	This Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page were an original thereof.

(Signature Pages Follow)

IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment as of the date first written above.

CLEARSIGN TECHNOLOGIES CORPORATION

By:	/s/ Colin James Deller
	Name:	Colin James Deller
	Title:	Chief Executive Officer

PURCHASER:

By:	/s/ Andrew Schwartzberg
	Andrew	Schwartzberg

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